Exhibit 99.2

   Nasdaq: PDSBDeveloping powerful, safe, versatile immunotherapies  CORPORATE OVERVIEW  Frank Bedu-Addo Ph.D. President & CEO  SEPTEMBER 2021

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission (“SEC”) from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

   Nasdaq: PDSB      Nasdaq: PDSB  PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform  3  Interim data from NCI-led PDS0101 Phase 2 trial showed tumor reduction in ~70% of patients who had failed prior treatmentNo new or elevated toxicities observed from the addition of PDS0101 to combination therapyPre-clinical studies demonstrate potency and versatility of Versamune® in oncology and infectious diseaseMultiple composition and application patents valid through mid-2030s    Biopharma developing novel T-cell activating cancer treatment candidatesThree phase 2 oncology clinical trials in progress with multiple near-term readoutsClinical partnerships with Merck, MD Anderson Cancer Center and National Cancer Institute18 employees with headquarters in Florham Park, NJDebt free with approximately $74.7M in cash as of June 30, 2021  VERSAMUNE® PLATFORM  CORPORATE OVERVIEW

 4  PDS Biotech’s Versamune®-based immunotherapies are designed to promote a powerful in vivo tumor-specific CD8+ killer T-cell response  A significant barrier to effective immunotherapy has been the inability to promote adequate CD8+ killer T-cell responses in vivo  70-90% of cancer patients fail check point inhibitor therapy  Versamune®-based therapies also show promising potential to:Generate the right type and quantity of effective CD8+ killer T-cellsGenerate memory T-cells, to enhance durability of responseGenerate potency without systemic side effects

   Nasdaq: PDSB      Nasdaq: PDSB  PDS Biotech executive team has demonstrated success in the development and commercialization of leading pharmaceutical products  5    Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development:Abelcet® (Liposome Company/ Elan) PEG-Intron® (Schering-Plough/ Merck)      Frank Bedu-Addo, PhDChief Executive Officer  Co-founder>35 years of drug development experienceIn-depth experience with biotech drug discovery, product development and manufacturing  Gregory Conn, PhDChief Scientific Officer    >30 years of translational clinical research experienceFormer Director of Clinical Research at National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)  Lauren V. Wood, MDChief Medical Officer    Senior executive experience with over 20 years of experience in high tech companiesIn-depth experience with M&A transactions, capital markets, business development and investor relations  Seth Van Voorhees, PhDChief Financial Officer

       Nasdaq: PDSB  PDS Biotech’s robust Versamune® -based pipeline is being developed in partnership with leaders in immuno-oncology and infectious disease  6  Reference: Data on file.  *  *Consortium of PDS Biotech, Farmacore Biotechnology and Blanver Farmoquimica. Funding provided by The Ministry of Science, Technology and Innovation of Brazil (“MCTI”)

       Nasdaq: PDSB  Reference: Data on file.  In preclinical studies, Versamune® has demonstrated potential for potent CD8+ (killer) T-cell responses with different tumor antigens  7  PDS0101 Phase 2 interim results demonstrate promising link between targetedCD8+ killer T-cell response and anti-tumor response  Versamune®-induced T-cellsHigh quantityRight phenotype (high quality)Strong killing potency

 Introduction to PDS0101

   Nasdaq: PDSB      Nasdaq: PDSB  9  Approximately 43,000 patients are diagnosed with HPV-associated cancers annually in the US alone1  Cancers caused by HPV include anal, cervical, head and neck, penile vaginal and vulvar cancers  Incidence rate of HPV-related head and neck and anal cancer is growing and remains a significant unmet medical need  Existing immunotherapies cost$120,000+ annually per patient  References: Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018. Hernandez et al. 2018. American Journal of Managed Care Volume 24, Issue 2; Company Research, Strauss J. et al. 2021 ASCO Annual Meeting Abstract: 2501.  PDS0101 is designed to treat advanced human papillomavirus (HPV)-16 cancers which represents 70-80% of the HPV-associated cancer market      20-30% of patients either progress or have a recurrence of cancer and are considered advanced cancer      FIRST LINERadiation and/or Chemotherapy      Objective response rate (ORR) ranges from 12-24%75-80% of patients fail treatment with CIs and are considered CI Refractory      ADVANCED CANCERCheckpoint Inhibitors (CPI)      Objective response rate (ORR) rangesfrom 5-12%Historical median survival is 3-4 months      CPI REFRACTORYFew Treatment Options

   Nasdaq: PDSB 10      Sub-cutaneous injection of PDS0101 monotherapy induced high quantity of potent HPV16-specific CD8+T-cells in Phase 1 clinical trial          0Patient  50  100  150  200  250  2-4  2-5  3-1  3-2  5-7  2-7    A2  HPV-specific  T-cell Response IFN-γ ELISPOT                                                          0Patient  200  400  600  800  1000  1200  1400  1600  1800  2000  5-1  5-4  2-1  2-3      Low Medium HighHLA Type A2 A1, A2, A3, 30 HLA Type A2 A2 A3 A74  HPV-specificT-cell Response IFN-γ ELISPOT  Responses were evaluated on Days 14-19 after SC injectionPredominant CD8+ T-cell responses confirmed by Granzyme-b ELISPOT                                                        Pre-treatment  Post-treatment  Lesion regression in 8/10 CIN patients within 3 months of treatment (Retrospective analysis)No recurrence within 2-year evaluation period may suggest durable immune responses  10

   Indication  Patients with advanced HPV-associated cancer who have failed prior treatment  Clinical Agents  Bintrafusp alfa: Bifunctional checkpoint inhibitor-“TGF-β trap” fusion proteinM9241: Antibody-conjugated immuno-cytokinePDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ T-cells  Study goals  Group 1: Objective response rate (ORR) in checkpoint inhibitor (CPI) naïve patients Group 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Timing  Full enrollment of 56 patientsComplete enrollment expected by Q1 2022  Trial Sponsor    Nasdaq: PDSB  Phase 2 NCI-led clinical trial evaluating the triple combination of PDS0101, Bintrafusp alfa and M9241 in advanced HPV-associated cancer  11  The objective of this trial is to evaluate the potential of the triple combination to provide aneffective therapy for patients with advanced and untreatable cancer

       PDS0101 interim Phase 2 trial data presented by the NCI at ASCO 2021: Most HPV-associated cancers are represented - >95% of all US cases  12                                  Cervical (40%)  Anal (24%)  Percentages of HPV-related cancers (anal, cervical, head and neck, vaginal and vulvar cancers) included in the interim data study populationVaginal/ Vulvar (12%)  Head & Neck (24%)  Cervical Anal Head and Neck Vulvar/Vaginal* These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.

                                                   12 –  24%  83% (5/6)1 patient had no evidence of disease by ASCO 2021 (complete response)  0  10  20  80  90  100  30 40 50 60 70Percentage of patients who experienced >30% tumor reduction  Historical standard of care (checkpoint inhibitor)  PDS0101 +Bintafusp alfa + M9241  Percentage of CPI Naïve Patients Who Experienced Objective Response with Treatment  ASCO 2021: PDS0101 triple combination achieved 83% ORR among six advanced HPV16-positive CPI naive patients, suggesting potential efficacy  13  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.  * These numbers reflect data as of evaluation of 25 patients at a median of 8 months; numbers will change as more patients undergo evaluation

                       58% (7/12)1 patient had no evidence of disease by ASCO 2021 (complete response)                                5 –  12%                                        0  10  70  80  90  100  20 30 40 50 60Percentage of patients who experienced tumor reduction  Historical standard of care (checkpoint inhibitor)  PDS0101 +Bintafusp alfa + M9241  ASCO 2021: Triple combination achieved 58% tumor reduction among 12 HPV16 checkpoint inhibitor refractory patients  14  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.  * These numbers reflect data as of evaluation of 25 patients at a median of 8 months; numbers will change as more patients undergo evaluation  5 patients had already achieved an objective response (>30% tumor reduction)Percentage of CPI Refractory Patients WhoExperienced Tumor Reduction with Treatment

       15  ASCO 2021: Triple combination shows promising durability of the anti- cancer efficacy in HPV16-positive checkpoint inhibitor naïve patients          PDS0101 + Bintrafusp alfa + M9241  Standard of Care(Checkpoint Inhibitors)    HPV16-positive    Number of checkpoint inhibitor naïve patients  6    Ongoing objective responses at median of 8 months  80% (4/5)    Survival at median of 8 months  100% (6/6)  Historical is7-11 months  Number of checkpoint inhibitor refractory patients  12    Ongoing tumor reduction at median of 8 months  86% (6/7)    Ongoing objective responses at median of 8 months  80% (4/5)    Survival at median of 8 months  83% (10/12)  Historical is3-4 months  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.  Preliminary results suggest PDS0101 induction of in vivo highly active tumor-attacking HPV16 killer (CD8+) T-cells even in extensively treated and immunologically limited patients havethe potential for effective disease reduction and ongoing responses  * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation

       ASCO 2021: Results in HPV16-negative patients suggests critical role of PDS0101-induced HPV16-specific CD8+ T-cells in promoting tumor reduction  16  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.  * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation  Preliminary results suggest that HPV16-specific CD8+ and CD4+ T-cell induction by PDS0101 as predicted by preclinical studies may promote enhanced clinical benefit of the triple combination                67% (12/18)              0% (0/7)                      0  80  90  100  10 20 30 40 50 60 70Percentage of patients who experienced tumor reduction at a median of 8 months  HPV16-Negative (n=7)  HPV16-Positive (n=18)  Percentage of HPV16-Positive and HPV16-Negative Patients Who Experienced Tumor Reduction at Median 8 Months

   Nasdaq: PDSB      Nasdaq: PDSB  17  Phase 2 trial evaluating the combination of PDS0101/KEYTRUDA® for treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  Indication  Treatment of patients with HPV16-positive head and neck cancer whose cancer hasspread or returned  Clinical Agents  KEYTRUDA® (Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Group 1: Objective response rate (ORR) as first-line treatment in checkpoint inhibitor (CPI)naïve patientsGroup 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Timing  Preliminary data anticipated Q4 2021/Q1 2022  Trial Partner    Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitorscould expand evaluation of Versamune®-based therapies in multiple cancer indications

   Nasdaq: PDSB      Nasdaq: PDSB  18  Phase 2 investigator-led trial evaluating the combination of PDS0101 and chemoradiation in patients with locally advanced cervical cancer (IMMUNOCERV)  Indication  Treatment of patients with locally advanced cervical cancer – Stages IB3-IVA  ClinicalAgents  Chemoradiotherapy (CRT – Standard of Care): Cisplatin and radiation therapy PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Safety, rate of regression and local control in patients with primary tumor ≥5cm (n=35 patients)  Timing  Preliminary data anticipated 1H 2022 – Rate of complete response by PET-CT at 6 months and rate of tumor volume reduction by MRI at 30-40 days from start of treatment  Trial Sponsor    If successful, this study could support further investigation of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers

 Development of PDS0102

       20  Approximately 470,000 patients are diagnosed annually with AML, prostate or breast cancer, most of which are associated with target T-cell receptor gamma alternate reading frame protein (TARP)  Acute Myeloid Leukemia (AML)Almost 20,000 cases in the US annuallyTARP expressed in 100% of AML  Prostate cancerAlmost 175,000 US cases annuallyThe immunogenic TARP protein is expressed in about 90% of prostate cancers at all stages of the disease^Breast cancerMore than 270,000 US cases annuallyTARP expressed in about 50% of breast cancers at all stages of the disease  References: Fritzche FR et al. Histol Histopathol 2010 Jun; 25 (6): 733-9 doi: 10.14670/HH-25.733, Cancer Facts & Figures, American Cancer Society, 2019, LV Wood, et al. Oncoimmunology, 2016. Vol 5. No 8. e1197459.  Prostate Cancer (174,650)  Breast Cancer (271,270)  AML (19,970)  PDS0102 is designed to treat cancers caused by T-cell receptor gamma alternate reading frame protein (TARP), including AML, prostate and breast cancers

       21  PDS0102 may provide superior induction of TARP-specific tumor attacking CD8+ killer T-cells  Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)CFA – Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity  PRE-CLINICAL OPTIMIZATION STUDIES:TARP-Specific T-cell Induction after 2 injections of PDS0102

 Development of PDS0103

                                                                                                   0  1  2    Clinical trial design will seek to evaluate PDS0103 in tumor types with the highest expression ofMUC1 and the greatest differences in MUC1 expression between malignant and healthy tissueMUC1 Expression by Tumor Type3  PDS0103 is designed to treat cancers caused by mucin-1 (MUC1), which is highly expressed in solid tumors and is associated with poor prognosis  Reference: M. Uhlen, et al. A pathology atlas of the human cancer transcriptome. Science.18 Aug 2017. MUC1 protein expression overview data available from https://www.proteinatlas.org/ENSG00000185499-MUC1/tissue.

       24  Greater quantity and quality of Versamune®-induced CD8+ killer T-cells may result in ability to eradicate MUC1-positive tumors                      Induced a >10-fold number of polyfunctional MUC1 specific CD8+ T-cells500450400350300250200150100500  Adjuvant* + MUC1 Antigen  4-Combo Adjuvant + MUC1 Antigen  Versamune + MUC1 Antigen (PDS0103)  # of Antigen-Recognizing CD8+ T-CellsIFN-γ Spot Forming Cells/1X106 Spleen Cells      Polyfunctional T-Cells Monofunctional T-Cells*Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.

 PDS0101 Near-Term Milestones and Market Opportunities

   Nasdaq: PDSB      Nasdaq: PDSB                        Projected milestones through 2022*  *Based on current enrollment and forecast modeling as of September 2021. Subject to change.    4Q22    3Q22    2Q22    1Q22    4Q21    3Q21    2Q21    1Q21  PDS0101      26  PDS Biotech Funded Clinical Trials  Partner Co-Funded Clinical Trials              PDS0103 PDS0102  Preliminary efficacy data from advanced HPV-associated cancer trial (NCI)Interim data from HPV-associated cancer trial (NCI)Expected completion of HPV-associated cancer trial (NCI)Preliminary data from VERSATILE- 002 (KEYTRUDA® combo) expectedPreliminary data from ImmunoCerv (MD Anderson) expectedPlanned initiation of Phase 1/2 clinical trial in TARP-related cancers  Planned initiation of Phase 1/2 clinical trial in MUC1-related cancers

 Nasdaq: PDSBDeveloping powerful, safe, versatile immunotherapies

 Appendix

       Nasdaq: PDSB  PDS Biotech’s robust Versamune® -based oncology pipeline is being developed in partnership with the leaders in immuno-oncology  29  Reference: Data on file.

 Nasdaq: PDSB    Nasdaq: PDSB  Versamune® is designed to induce a robust and targeted anti-tumor response in vivo when administered with a tumor-associated antigen  30  References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020.Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.  Promotes uptake of vaccine or immunotherapy and entry into lymph nodes  Promotes antigen processing and presentation to T-cells via MHC I and II pathways  Activates Type I Interferon pathway, enabling a powerful anti- tumor killer CD8+ T-cell response    Versamune® + Tumor- associated proteins  (antigens)

   Nasdaq: PDSB      Nasdaq: PDSB  Greater quantity and quality of Versamune®-induced killer T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  31  Single treatment dose  Results typical of current top clinical-stage HPV cancer vaccines    Tumor rechallenge at Day 60; complete and sustained cure of cancer  *Adjuvant = cytokine GM-CSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.                      0  50  100  200150  250  Adjuvant* + MUC1 4-Combo Adjuvant Antigen + MUC1 Antigen  Versamune + MUC1 Antigen  # of Antigen-Recognizing CD8+ T-CellsIFN-γ Spot Forming Cells/1X106 Spleen Cells  Induced a >10-fold number of highly potent T-cells and eradication of HPV-positive tumors after a single dose in preclinical studies500450400350(PDS0101)300      (PDS0103)Polyfunctional T-Cells Monofunctional T-Cells

   Nasdaq: PDSB      Nasdaq: PDSB  32              Bintrafusp alfa (M7824 -bi-functional checkpoint inhibitor)Tumor Regression: 0/16 (0%)T-cell Clones: 22  PDS0101 + Bintrafusp alfa + M9241 (NHS IL-12)Tumor Regression: 13/16 (81%)T-cell Clones: 3  *Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612  Red – CD8+ (killer) T-cells Green – CD4 + (helper) T-cells  T-cell clones per 25% of TCR repertoire (Average)  Combination of PDS0101 with M9241 or Bintrafusp alfa generated superior targeted T-cell response; triple combination demonstrated superior efficacy  T-cell induction levels    Preclinical study: Triple combination of PDS0101, Bintrafusp alfa (M7824) and M9241 (NHS-IL12) demonstrated higher targeted T-cell response

   Nasdaq: PDSB      Nasdaq: PDSB  33  Reference: Data on file.  Versamune® induces high quantity and quality of CD8+ killer T-cells that infiltrate the tumors and make them more susceptible to killing  Minimizes the presence of immune suppressive regulatory T-cells (Treg) within the tumor microenvironment  PDS0101 treatment alters the tumor from having >250-fold more immune repressive Treg cells than CD8+ (killer) T-cells to having about 10-fold higher CD8+ T-cells than Treg cells within 10 days of treatment  A-antigen, R-Versamune® (R-DOTAP); G-GM-CSF; S-Sucrose; N-Naive

   Nasdaq: PDSB      Nasdaq: PDSB  Reference: Data on file.  PDS0104 preclinical studies: Potent TRP2-specific CD8+ killer T-cells break immune tolerance, with efficacy in difficult-to-treat B16 melanoma  34    Black stainsdueto tumors    Healthy animals  Versamune® Formulation 1Versamune® Formulation 2  Negative Control  Untreated  14 days after singleinjection treatment    Potent activity with different tumor antigens

   Nasdaq: PDSB      Nasdaq: PDSB  Immunotherapeutics ORR in HPV-associated malignancies  35  Taken from J. Strauss, ASCO 2021 (Revised to show CPI status)  Agents(s)  Cervical (CPI Naïve)  H&N SCC(CPI Naïve)  All HPV (CPI Naïve)  All HPV (CPI refractory)  References              Pembroluzimab (Keytruda®)  14%  24%      Keynote 012,Siewert TY, 2016  Nivolumab (Opdivo®)    13%      Checkmate 154,Ferris RL, 2018  Atezolizumab (Tecentriq®)    22%      Colevas AD, Ann Oncol 2018  Opdivo + ISA 101      33%    Massarelli, JAMA Oncol 2019  Bintrafusp-α      30.5%  10%  Strauss, JITC2020  PDS0101 + Bintrafusp-α+ M9241      83% (ORR)  58% (reduction)42% (ORR)  Strauss, ASCO 2021

   Nasdaq: PDSB      Nasdaq: PDSB  Adverse Event Summary  All patients N=25*    Grade ≥2  Treatment-related adverse events (TRAEs)  23 (92%)  TRAEs leading to discontinuation of ≥ 1 drug(s)  5 (20%)  Treatment-related serious AEs  7 (28%)  TRAEs in ≥5% of patients    Anemia  12 (48%)  Lymphocyte decrease  7 (28%)  Flu like symptoms  6 (24%)  Injection site reactions  5 (20%)  Hematuria  4 (16%)  AST/ ALT/ Alk phos elevation  4 (16%)  Keratoacanthomas  4 (16%)  Leukocyte decrease  3 (12%)  Maculopapular rash  3 (12%)  Pruritis  3 (12%)  Nausea/ vomiting  3 (12%)  Mucositis  3 (12%)  Hypothyroidism  3 (12%)  Peripheral motor neuropathy  2 (8%)  Fatigue  2 (8%)  Grade 3 TRAEs occurred in 10 (40%) patientsAnemia due to gross hematuria (n=4), AST/ALT elevation (n=2); flu like symptoms (n=1), nausea/ vomiting (n=1), leukopenia (n=1), lymphopenia (n=2), HLH (n=1)One patient with transient grade 3 leukopenia and lymphopenia also had transient grade 4 neutropenia4 patients who originally had grade 3 toxicities with the triple combo including M9241 at 16.8 mcg/kg tolerated the triple combo with M9241 at 8 mcg/kg w/o any further grade ≥3 toxicitiesNo treatment-related deaths occurred  No new or elevated toxicities observed from the addition of PDS0101 to the combination; PDS0101 only caused transient injection site reactions  36  * These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and bintrafusp alfa in patients with HPV 16positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.